UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 21, 2014 (May 19, 2014)

WILESS CONTROLS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54093
(Commission File No.)

3450 St. Denis, Suite 202
Montreal, Quebec, Canada   H2X 3L3
(Address of principal executive offices and Zip Code)

(514) 904-2333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                          REGULATION FD DISCLOSURE.

On May 19, 2014, we have converted approximately $900,000 of our long-term debt.  The conversion was done at $0.30+ per share, indicating the confidence of the debtors with the new direction of Wiless Controls through its May 19, 2014 announcement of a reverse merger with Crio, Inc.(http://www.criobru.com/) of Lindon, UT.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

99.1	Press Release – May 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of May, 2014.

WILESS CONTROLS INC.

BY:	MICHEL ST-PIERRE
Michel St-Pierre
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and sole member of the Board of Directors